UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549



	                           FORM 8-K

	                       CURRENT REPORT
	            Pursuant to Section 13 or 15 (d) of the
	               Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                    February 28, 2006 (February 24, 2006)



	                       Thomas Nelson, Inc.
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	        (Exact Name of Registrant as Specified in Charter)


      Tennessee                  1-13788                    62-0679364
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  (State or other        (Commission File Number)        (I.R.S. Employer
  Jurisdiction of                                        Identification No.)
  Incorporation)


               501 Nelson Place
               Nashville, Tennessee                  37214-1000
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              (Address of Principal                  (Zip Code)
                Executive Offices)

                                 Not Applicable
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         (Former name or former address, if changed, since last report)


Registrant's telephone number, including area code:  615/889-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




                              TABLE OF CONTENTS

Item 8.01     Other Events.
SIGNATURE




Item 8.01.  Other Events.

Thomas Nelson, Inc. (the "Company") and each of its directors have been named as defendants in "City of Pontiac General Employees' Retirement System vs. Thomas Nelson, Inc., et. al.," a Tennessee state court action filed in the Chancery Court for Davidson County, Tennessee on February 24, 2006. The suit was brought in connection with the Company's recently announced Agreement and Plan of Merger with an affiliate of InterMedia Partners, L.P. (the "Merger Agreement") and certain agreements related thereto with the Company's Chairman,
Sam Z. Moore.   The plaintiff(s) in the action allege that the defendants
breached their fiduciary duties by, among other things, pursuing a transaction without regard to the fairness of the transaction to all of the Company's shareholders and without properly valuing the Company and allowing a competitive bidding process to take place. The plaintiff(s) also allege that that the defendants breached their fiduciary duties by taking steps to discourage other acquisition proposals, including by agreeing to an excessive termination fee in the Merger Agreement. The lawsuit seeks, among other things, certification as a class action, a determination that fiduciary duties were breached, injunctive relief against the proposed transaction and recovery of costs of the plaintiff(s), including attorneys' fees.

The Company believes the suit is without merit and intends to defend against it vigorously.



                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THOMAS NELSON, INC.


                                   By: /s/ Joe L. Powers
                                       -----------------------------
                                   Name:   Joe L. Powers
                                   Title:  Executive Vice President,
                                           Secretary and Chief Financial Officer


Date:  February 28, 2006